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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



             Delaware                                      75-2759650
--------------------------------                     ----------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)

         777 Main Street, Suite 1400, Ft. Worth, Texas    76102
         ---------------------------------------------  ---------
               (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (817) 877 - 9955



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Item 5.  Other Events.

         On January 28, 2003, Encore Acquisition Company, a Delaware corporation (the "Company"), issued a press release announcing year end 2002 reserves, production, and finding and development costs.

A copy of the press release is filed as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release dated January 28, 2003.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ENCORE ACQUISITION COMPANY




Date:    February 03, 2003          By: /s/   Morris B. Smith
                                        ---------------------------------------
                                        Morris B. Smith
                                        Chief Financial Officer, Treasurer,
                                        Executive Vice President
                                        and Principal Financial Officer


Date:    February 03, 2003          By: /s/   Robert C. Reeves
                                        ---------------------------------------
                                        Robert C. Reeves
                                        Vice President, Controller and
                                        Principal Accounting Officer

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
  99.1          Press Release dated January 28, 2003.